UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2021

Griffin Capital Essential Asset REIT, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-55605

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 469-6100
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
____________________	_________________	____________________
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.    Completion of Acquisition or Disposition of Assets
On March 1, 2021, Griffin Capital Essential Asset REIT, Inc., a Maryland corporation (the “Registrant”) completed its previously announced merger with Cole Office & Industrial REIT (CCIT II), Inc., a Maryland corporation (“CCIT II”), pursuant to the Agreement and Plan of Merger, dated as of October 29, 2020 (the “Merger Agreement”), by and among the Registrant, GRT (Cardinal REIT Merger Sub), LLC, a Maryland limited liability company and a wholly owned subsidiary of the Registrant (“Merger Sub”), Griffin Capital Essential Asset Operating Partnership, L.P., a Delaware limited partnership and a subsidiary of the Registrant (the “GCEAR Operating Partnership”), GRT OP (Cardinal New GP Sub), LLC, a Delaware limited liability company and a wholly owned subsidiary of the GCEAR Operating Partnership (“New GP Sub”), GRT OP (Cardinal LP Merger Sub), LLC, a Delaware limited liability company and a wholly owned subsidiary of the GCEAR Operating Partnership (“LP Merger Sub”), GRT OP (Cardinal OP Merger Sub), LLC, a Delaware limited liability company and a subsidiary of LP Merger Sub and New GP Sub (“OP Merger Sub”), CCIT II, Cole Corporate Income Operating Partnership II, LP, a Delaware limited partnership and a wholly owned subsidiary of CCIT II (the “CCIT II Operating Partnership”), and CRI CCIT II, LLC, a Delaware limited liability company and a wholly owned subsidiary of CCIT II (“CCIT II LP”).
Pursuant to the Merger Agreement, (i) CCIT II merged with and into Merger Sub (the “REIT Merger”), with Merger Sub continuing as the surviving entity after the REIT Merger, (ii) OP Merger Sub merged with and into the CCIT II Operating Partnership (the “Partnership Merger”), with the CCIT II Operating Partnership continuing as the surviving entity after the Partnership Merger, and (iii) CCIT II LP merged with and into LP Merger Sub (the “LP Merger” and, together with the REIT Merger and the Partnership Merger, the “Mergers”) with LP Merger Sub continuing as the surviving entity after the LP Merger.
As previously disclosed, pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the REIT Merger:
•each issued and outstanding share of CCIT II’s Class A common stock, $0.01 par value per share (“CCIT II Class A Common Stock”), and Class T common stock, $0.01 par value per share, was converted into the right to receive 1.392 shares of the Registrant’s Class E common stock, $0.001 par value per share, subject to the treatment of fractional shares in accordance with the Merger Agreement (the “REIT Merger Consideration”); and
•each issued and outstanding share of CCIT II Class A Common Stock granted under CCIT II’s 2018 Equity Incentive Plan, whether vested or unvested, was cancelled in exchange for an amount equal to the REIT Merger Consideration.
As previously disclosed, pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Partnership Merger:
•each issued and outstanding partnership unit of the CCIT II Operating Partnership (“CCIT II Operating Partnership Units”) held by CCIT II was converted into the right to receive 1.392 Class E units of the GCEAR Operating Partnership, subject to the treatment of fractional units in accordance with the Merger Agreement, and CCIT II was admitted as a limited partner of the GCEAR Operating Partnership; and
•each issued and outstanding CCIT II Operating Partnership Unit held by CCIT II LP was automatically cancelled and ceased to exist, and no consideration was paid, in connection with or as a consequence of the Partnership Merger.
As previously disclosed, pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the LP Merger, all of the issued and outstanding limited liability company interests in CCIT II LP were automatically cancelled and ceased to exist, and no consideration was paid, in connection with or as a consequence of the LP Merger.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was attached as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 2, 2020, and is incorporated by reference herein.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On December 18, 2020, as previously disclosed on the Registrant’s Current Report on Form 8-K, filed with the SEC on December 23, 2020 (the “Term Loan 8-K”), the Registrant, through the GCEAR Operating Partnership, as borrower, various lending institutions and KeyBank, National Association, as administrative agent, entered into the Second Amendment (the “Second Amendment”) to that certain Second Amended and Restated Credit Agreement dated as of April 30, 2019, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of October 1, 2020 (collectively, the “Existing Credit Agreement”; and the Existing Credit Agreement as amended by the Second Amendment, the “Amended Credit Agreement”).
On March 1, 2021, the GCEAR Operating Partnership borrowed $400,000,000 under the new five-year senior unsecured delayed draw term loan provided by the Amended Credit Agreement in connection with the closing of the Mergers. The disclosure set forth in the Term Loan 8-K under “Item 1.01. Entry into a Material Definitive Agreement – Second Amendment to Second Amended and Restated Credit Agreement” is incorporated by reference herein.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 25, 2021, pursuant to the terms of the Merger Agreement, the board of directors of the Registrant (the “Board”) approved an increase in the size of the Board from seven to ten members and the appointments of Mr. Richard H. Dozer, Mr. P. Anthony Nissley and Mr. James F. Risoleo to fill the vacancies created by the increase, in each case subject to consummation of the REIT Merger and effective immediately following the effective time of the REIT Merger. These appointments became effective on March 1, 2021. Each new director will serve until the 2021 annual meeting of the Registrant’s stockholders and until his successor is duly elected and qualified. The directors of the Registrant as of immediately prior to the effective time of the REIT Merger continued as directors following the effective time of the REIT Merger.
In connection with their service as directors, each of Messrs. Dozer, Nissley and Risoleo will receive non-employee director compensation commensurate with the Registrant’s other non-employee directors, which is described in more detail in the Registrant’s definitive proxy statement on Schedule 14A filed with the SEC on April 15, 2020, prorated for their remaining terms.
The Board determined that Messrs. Dozer, Nissley and Risoleo are independent directors. None of Messrs. Dozer, Nissley and Risoleo have been assigned to any Board committees at this time. There are no transactions in which Messrs. Dozer, Nissley or Risoleo had or will have an interest that require disclosure under Item 404(a) of Regulation S-K.
Item 7.01.    Regulation FD Disclosure
On March 1, 2021, the Registrant issued a press release announcing the closing of the Mergers. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.
The Registrant also sent a letter dated March 1, 2021 to the former stockholders of CCIT II. A copy of the letter is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.
Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and Exhibit 99.2 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.
Item 9.01.    Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
The Registrant intends to file the financial statements of CCIT II required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b) Pro Forma Financial Information.
The Registrant intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 1, 2021
99.2	Letter to Former CCIT II Stockholders

Signature(s)

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Capital Essential Asset REIT, Inc.

Date: March 1, 2021	By:	/s/ Javier F. Bitar
Javier F. Bitar
Chief Financial Officer, Treasurer and Interim Chief Investment Officer